                                                                      EXHIBIT 25
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          -----------------------------

 [ ] CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

  A NATIONAL BANKING ASSOCIATION                     94-1347393
 (Jurisdiction of incorporation or                (I.R.S. Employer
organization if not a U.S. national              Identification No.)
               bank)

       101 NORTH PHILLIPS AVENUE
       SIOUX FALLS, SOUTH DAKOTA                        57104
(Address of principal executive offices)             (Zip code)

                              WELLS FARGO & COMPANY
                          LAW DEPARTMENT, TRUST SECTION
                                  MAC N9305-175
                  SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)

                          -----------------------------

                            SS&C TECHNOLOGIES, INC.(1)
               (Exact name of obligor as specified in its charter)

           DELAWARE                                  06-1169696
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                   Identification No.)


           80 LAMBERTON ROAD                           06095
          WINDSOR, CONNECTICUT                       (Zip Code)
(Address of principal executive offices)

                          -----------------------------
                   11-3/4% SENIOR SUBORDINATED NOTES DUE 2013
                       (Title of the indenture securities)

================================================================================

(1) See Table 1 - List of additional obligors

                                    Table 1

                               ADDITIONAL OBLIGORS

       Guarantor*                                State of Incorporation      Federal EIN
       ---------                                 ----------------------      -----------
1.     Financial Models Company Ltd.             New York                    13-3524411
2.     Financial Models Holdings Inc.            Delaware                    13-3519741
3.     SS&C Fund Administration Services LLC     New York                    52-2438361
4.     OMR Systems Corporation                   New Jersey                  22-2597983
5.     Open Information Systems, Inc.            Connecticut                 06-1532764
6.     Cogent Management Inc.                    New York                    22-3112774

* The address, including zip code, of the principal executive office of each Guarantor is the same as that of SS&C Technologies, Inc.

 Item 1. General Information. Furnish the following information as to the trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency
                  Treasury Department
                  Washington, D.C.

                  Federal Deposit Insurance Corporation
                  Washington, D.C.

                  Federal Reserve Bank of San Francisco
                  San Francisco, California 94120

            (b)   Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

            None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.       Not applicable.

Item 16. List of Exhibits.      List below all exhibits filed as a part of this
                                Statement of Eligibility.

      Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

      Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

      Exhibit 3.        See Exhibit 2

      Exhibit 4.        Copy of By-laws of the trustee as now in effect.***

      Exhibit 5.        Not applicable.

      Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

      Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

      Exhibit 8.        Not applicable.

      Exhibit 9.        Not applicable.

* Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form S-4 dated December 30, 2005 of Hornbeck Offshore Services LLC file number 333-130784-06.

** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

*** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25.1 to the Form S-4 dated May 26, 2005 of Penn National Gaming, Inc. file number 333-125274.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Middletown and State of Connecticut on the 19th day of May 2006.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION

                                        /s/ Joseph P. O'Donnell
                                        ---------------------------
                                        Joseph P. O'Donnell
                                        Vice President

                                    EXHIBIT 6

May 19, 2006

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                        Very truly yours,

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION

                                        /s/ Joseph P. O'Donnell
                                        --------------------------------------
                                        Joseph P. O'Donnell
                                        Vice President

                                    Exhibit 7

                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
               of 101 North Phillips Avenue, Sioux Falls, SD 57104
                     And Foreign and Domestic Subsidiaries,

 at the close of business December 31, 2005, filed in accordance with 12 U.S.C.
                        Section 161 for National Banks.

                                                                                                        Dollar Amounts
                                                                                                           In Millions
                                                                                                        --------------
ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                                                   $ 15,347
         Interest-bearing balances                                                                               1,496
Securities:
         Held-to-maturity securities                                                                                 0
         Available-for-sale securities                                                                          37,327
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                                                  2,394
         Securities purchased under agreements to resell                                                           950
Loans and lease financing receivables:
         Loans and leases held for sale                                                                         37,316
         Loans and leases, net of unearned income                                           255,460
         LESS: Allowance for loan and lease losses                                            2,122
         Loans and leases, net of unearned income and allowance                                                253,338
Trading Assets                                                                                                   6,375
Premises and fixed assets (including capitalized leases)                                                         3,846
Other real estate owned                                                                                            173
Investments in unconsolidated subsidiaries and associated companies                                                377
Customers' liability to this bank on acceptances outstanding                                                        70
Intangible assets
         Goodwill                                                                                                8,735
         Other intangible assets                                                                                13,074
Other assets                                                                                                    22,440

                                                                                                        --------------
Total assets                                                                                                  $403,258
                                                                                                        ==============

LIABILITIES
Deposits:
         In domestic offices                                                                                  $295,315
                  Noninterest-bearing                                                        82,045
                  Interest-bearing                                                          213,270
         In foreign offices, Edge and Agreement subsidiaries, and IBFs                                          24,081
                  Noninterest-bearing                                                             5
                  Interest-bearing                                                           24,076
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                                            12,959
         Securities sold under agreements to repurchase                                                          4,684

                                                                                                        Dollar Amounts
                                                                                                           In Millions
                                                                                                        --------------
Trading liabilities                                                                                              5,276
Other borrowed money
         (includes mortgage indebtedness and obligations under capitalized leases)                               5,267
Bank's liability on acceptances executed and outstanding                                                            70
Subordinated notes and debentures                                                                                7,830
Other liabilities                                                                                               11,951
                                                                                                        --------------
Total liabilities                                                                                             $367,433

Minority interest in consolidated subsidiaries                                                                      54

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                                        0
Common stock                                                                                                       520
Surplus (exclude all surplus related to preferred stock)                                                        24,671
Retained earnings                                                                                               10,249
Accumulated other comprehensive income                                                                             331
Other equity capital components                                                                                      0
                                                                                                        --------------
Total equity capital                                                                                            35,771

                                                                                                        --------------
Total liabilities, minority interest, and equity capital                                                      $403,258
                                                                                                        ==============

I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                                                 Karen B. Martin
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Dave Munio
John Stumpf                             Directors
Avid Modjtabai